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                                                                         Page 1

                                                                    EXHIBIT 10.7

                                                      Stock Option No.:___


                              AltaVista Company
                      INITIAL NON-QUALIFIED STOCK OPTION
               1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                Grant of Option

Grantee:                                              Address:

Social Security No.:

     AltaVista Company (the "Corporation") has granted to you a non-qualified stock option to purchase shares of Common Stock, par value $0.01 per share, of the Corporation (the "Shares") pursuant to, and subject to the terms and conditions of, its 1999 Option Plan for Non-Employee Directors (the "Plan"), as follows:

Date of Grant:

Number of Shares:

Price per Share:

Installment Terms, Exercise Date and Other Terms:

     This Option is exercisable in 48 cumulative installments of _____ Shares each, with (i) the first installment becoming exercisable on the first monthly anniversary date of grant (i.e.,______, 19__), (ii) additional installments becoming exercisable on each subsequent monthly anniversary date, and (iii) this Option becoming exercisable in full on the fourth anniversary of the date of grant, provided the Grantee continues in office as a Director of the Corporation on the applicable monthly anniversary date. In addition, in accordance with
Section 5(e) of the Plan, this Option may be exercised as to Unvested Shares at any time at which the Grantee serves as a Director of the Corporation. At the time of and as a condition to any exercise, the Grantee must execute and deliver to the Corporation the Stock Restriction Agreement attached hereto as Exhibit A
                                                                      ---------
(the "Stock Restriction Agreement"), provided such exercise is prior to the Corporation's Qualified Initial Public Offering as defined in said agreement or is subsequent to such Offering and involves the purchase of Unvested Shares as aforesaid.

Date of Expiration:

                                          AltaVista Company

                                          By:

                                                 Vice President, General Counsel

     I acknowledge receiving this Grant of Option and a copy of the Plan. I agree that all terms and conditions set forth in the Plan are incorporated herein by reference as fully as if set forth herein. I also agree that, as a condition to the exercise of this Option, I will execute the Stock Restriction Agreement.


                                    Grantee

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                                                          Stock Option No.: ____

                               AltaVista Company
                       ANNUAL NON-QUALIFIED STOCK OPTION
               1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                Grant of Option

Grantee:                                    Address:


Social Security No.:

     AltaVista Company (the "Corporation") has granted to you a non-qualified stock option to purchase shares of Common Stock, par value $0.01 per share, of the Corporation (the "Shares") pursuant to, and subject to the terms and conditions of, its 1999 Stock Option Plan for Non-Employee Directors (the "Plan"), as follows:

Date of Grant:

Number of Shares:

Price per Share:

Installment Terms, Exercise Date and Other Terms:

     This Option is exercisable in 12 cumulative installments of _________ Shares each, with (i) the first installment becoming exercisable on the 37th monthly anniversary date of the date of grant (i.e., _____________, 19___), (ii) additional installments becoming exercisable on each subsequent monthly anniversary date, and (iii) this Option becoming exercisable in full on the fourth anniversary of the date of grant, provided the Grantee continues in office as a Director of the Corporation on the applicable monthly anniversary date. In addition, in accordance with Section 5(e) of the Plan, this Option may be exercised as to Unvested Shares at any time at which the Grantee serves as a Director of the Corporation. At the time of and as a condition to any exercise, the Grantee must execute and deliver to the Corporation the Stock Restriction Agreement attached hereto as Exhibit A (the "Stock Restriction Agreement"),
                             ---------
provided such exercise is prior to the Corporation's Qualified Initial Public Offering as defined in said agreement or is subsequent to such Offering and involves the purchase of Unvested Shares as aforesaid.

Date of Expiration:
                                    AltaVista Company

                                    By:
                                         Vice President and General Counsel

     I acknowledge receiving this Grant of Option and a copy of the Plan. I agree that all terms and conditions set forth in the Plan are incorporated herein by reference as fully as if set forth herein. I also I agree that, as a condition to the exercise of this Option, I will execute the Stock Restriction Agreement.


                              Grantee
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                               ALTAVISTA COMPANY

                          STOCK RESTRICTION AGREEMENT


     This Agreement (the "Agreement") is made this ___ day of __________, 19___, by and between AltaVista Company, a Delaware corporation (the "Company"), and _________________________ (the "Purchaser").

     WHEREAS, the Purchaser desires to acquire the number of shares (the "Shares") of common stock, $0.01 par value, of the Company ("Common Stock") set forth under the Purchaser's signature below at the purchase price set forth under the Purchaser's signature below pursuant to his or her exercise of a non-qualified stock option (the "Option") issued by the Company to the Purchaser pursuant to the Company's 1999 Stock Option Plan for Non-Employee Directors, and the Company desires to issue the Shares to the Purchaser, subject to the restrictions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.   Purchase of Shares.
     ------------------

     The Purchaser hereby subscribes for and, upon acceptance hereof, shall purchase, the Shares. The aggregate purchase price for the Shares set forth under the Purchaser's signature below shall be paid by the Purchaser by check payable to the order of the Company or such other method as may be provided for in the Plan. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Purchaser one or more certificates in the name of the Purchaser for the Shares. The Purchaser agrees that the Shares shall be subject to all terms and conditions of this Agreement.

2.   Buy-Back Option.
     ---------------

     (a) If the director relationship of the Purchaser with the Company is terminated for any reason or for no reason, with or without cause, voluntarily or involuntarily, the Company shall have the right and option (the "Buy-Back Option"), but not the obligation, to purchase from the Purchaser, part or all of the then Unvested Shares at a price equal to the exercise price paid by the Purchaser for such Unvested Shares upon exercise of the Option (the purchase price to be paid is referred to as the "Buy-Back Price"). "Unvested Shares" shall mean, as of the termination of the Purchaser's service as a director of the Company, all Shares as to which the Option

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would not then have been exercisable but for the provisions of Section 5(e) of the Plan.

     (b) The Company may exercise the Buy-Back Option by delivering or mailing to the Purchaser (or to his estate), in accordance with Section 17 of this Agreement, written notice of exercise within ninety (90) days after the termination of the relationship of the Purchaser with the Company. Such notice shall specify the date of the notice, the number of Shares to be purchased and the Buy-Back Price. If and to the extent the Buy-Back Option is not so exercised within such ninety (90) day period, the Buy-Back Option shall automatically expire and terminate effective upon the expiration of such ninety
(90) day period. Any Shares to which the Company's Buy-Back Option is not so exercised will remain subject to all other terms and conditions of this Agreement.

     (c) Within ten (10) days after his receipt of the Company's notice of exercise of the Buy-Back Option pursuant to Section 2(a) above, the Purchaser (or his estate) shall tender to the Company at its principal office the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such shares, the Company shall deliver or mail to the Purchaser a check in the amount of the aggregate Buy-Back Price therefor.

     (d) The aggregate Buy-Back Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company or in cash (by check) or both.

     (e) The Company shall not purchase any fraction of a share upon exercise of the Buy-Back Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded up to the next whole Share.

     (f) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to Section 2(c) above, the Company shall not pay any divided to the Purchaser on account of such Shares or permit the Purchaser to exercise any of the privileges or rights of stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

3.   Right of First Refusal.
     ----------------------

     (a) If at any time, either during the Purchaser's relationship with the Company or afterwards but in all events prior to the Company's Qualified Initial Public Offering as hereinafter defined, the Purchaser wishes to transfer (as hereinafter defined) any of his or her Shares, other than as provided for in
Section 5(b) of this Agreement, the Purchaser shall first give written notice to the Company, stating the nature of the proposed transfer, the name and address of the proposed transferee or transferees, the number of shares to be transferred (the "Offered Shares"), the price to be paid therefor

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and all the terms and conditions of the proposed transfer, and shall forthwith offer in writing to transfer such shares to the Company for the same consideration and on the same terms and conditions and the Company shall have the irrevocable and exclusive first option (the "Right of First Refusal"), but not the obligation, to acquire from the Purchaser all or any portion of the Offered Shares on the same terms and conditions.

     (b) The Purchaser agrees that the Company has the right to assign its rights under Subsections 3(c) and 3(d) below, with respect to the purchase of part or all of the Offered Shares, to one or more other persons or entities (the "Purchasing Stockholder(s)") in its sole discretion and in whatever proportions it decides and the Purchaser agrees that any such assignment shall constitute a novation as among the Company, the Purchaser and the Purchasing Stockholder(s) with respect to the rights and obligations of the Company and the Purchaser set forth in Subsections 3(c) and 3(d) below so that such rights and obligations with respect to the purchase of that part or all of the Offered Shares (if any) assigned to the Purchasing Stockholder(s) in whatever proportions have been decided by the Company, shall thereafter exist between the Purchaser and the Purchasing Stockholder(s).

     (c) Within ninety (90) days following delivery of the Purchaser's notice, as specified in Section 3(a) above, the Company and/or the Purchasing Stockholder(s) shall give written notice to the Purchaser, stating whether or not the Company and/or the Purchasing Stockholder(s) elect to exercise their Rights of First Refusal as to all or any part of the Offered Shares. Failure by the Company and/or the Purchasing Stockholder(s) to give this notice within the ninety (90) day period shall be deemed to be an election of the Company and/or the Purchasing Stockholder(s) not to exercise their Rights of First Refusal for the Offered Shares.

     (d) Within ten (10) days after the date of the Company's and/or the Purchasing Stockholder(s) notice of exercise of their Rights of First Refusal pursuant to Section 3(c) above, the Purchaser, or his estate, shall tender to the Company and/or the Purchasing Stockholder(s) at the Company's principal offices the certificate or certificates representing that portion of the Offered Shares which the Company and/or the Purchasing Stockholder(s) have elected to acquire, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company and/or the Purchasing Stockholder(s) and the Company and/or the Purchasing Stockholder(s) shall pay to the Purchaser the purchase price at the times and upon the terms and conditions proposed to be paid by the proposed third-party transferee, as set forth in the Purchaser's notice. If the Board of Directors of the Company, in its sole judgment, shall determine that the proposed purchase price set forth in the Purchaser's notice is less than fair market value or if there is no purchase price, then the Company and/or the Purchasing Stockholder(s) shall pay to the Purchaser fair market value of part or all of the Shares to be purchased as determined in good faith by the Board of Directors of the Company in its sole discretion.

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     (e)  If the Purchaser's notice shall be duly given, and the Company and/or the Purchasing Stockholder(s) shall fail to purchase all of the Offered Shares by the exercise of their Right of First Refusal, then, but only then, the Purchaser shall be free to transfer the Offered Shares, but only for the price and upon the terms and conditions set forth in the Purchaser's notice, and only to the transferee or transferees named therein, and only if the Board of Directors of the Company, in its sole judgment, shall determine that the proposed transfer is a bona fide transfer and said transfer shall be consummated within one hundred twenty (120) days after the date of the Purchaser's notice to the Company, and only if the transferee or transferees shall execute a copy of this Agreement satisfactory to the Company in all respects. If the Offered Shares shall not be so transferred by the Purchaser within the period specified above, then the transfer may not be made and the Offered Shares shall remain subject to the terms of this Agreement in the same manner as if the Purchaser's notice had not been given.

     (f) Notwithstanding the forgoing, in no event shall the Purchaser transfer any Unvested Shares (or any interest therein) pursuant to this Section 3, except in accordance with the provisions of Section 5(b), in which event any such Unvested Shares shall remain subject to all applicable provisions of this Agreement.

4.   Compliance With This Agreement.
     ------------------------------

     The Company shall not be required to transfer any Shares upon its books or to recognize any purported new transferee thereof in any manner, unless every applicable provision hereof has first been complied with to the satisfaction of the Company or has been waived in writing by the Company. The provisions hereof shall not be discharged with respect to any Shares by any transfer or encumbrance made in compliance with this Agreement but shall apply anew to such shares in the hands of the new transferee thereof. If the Purchaser or any legal representative or any transferee attempts to transfer any of the Shares without compliance with the requirements and restrictions of this Agreement, he shall not, until full compliance therewith, be entitled to any of the rights and privileges of a shareholder of the Company, and no person purporting to claim or hold by, through or under him shall in any way be recognized; but this provision shall in no way relieve the Purchaser or any legal representative or any transferee from the obligation to offer, transfer or sell the Shares to the Company as herein provided.

5.   Restrictions on Transfer.
     ------------------------

     (a) The Purchaser shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any Shares (or any interest therein) except in accordance with the provisions of Section 3 of this Agreement.

     (b) Notwithstanding the foregoing, the Purchaser may transfer Shares, to the Purchaser's spouse, children or grandchildren (collectively "Purchaser's immediate family") or to an instrument of trust for the benefit of the members of the Purchaser's

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immediate family (excluding, however, any transfer made pursuant to any divorce or separation proceedings or settlement) and, further provided, that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Agreement) and any permitted transferee shall, as a condition of such transfer, execute and deliver to the Company a copy of this Agreement satisfactory to the Company in all respects and confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

6.   Restrictive Legend.
     ------------------

     All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND/OR AN OPTION TO PURCHASE SET FORTH IN A CERTAIN STOCK RESTRICTION AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST), WHICH AGREEMENT IS BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

7.   Investment Representations.
     --------------------------

     The Purchaser represents, warrants and covenants as follows:

     (a) He is purchasing the Shares for his own account and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended, (the "Securities Act") or any rule or regulation under the Securities Act or in violation of any applicable state securities law.

     (b) He has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

     (c) He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

     (d) He can afford the complete loss of the value of the Shares and is able to

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bear the economic risk of holding such Shares for an indefinite period.

     (e) He understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

     (f) A legend substantially in the following form will be placed on the certificate or certificates representing the Shares:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

8.   Adjustments for Stock Splits, Stock Dividends, etc.
     ---------------------------------------------------

     (a) If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the terms of this Agreement.

     (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of

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another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

9.   Taxes.
     -----

     The Purchaser acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Purchaser.

10.  Termination.
     -----------

     Except for any continuing rights and obligations of the parties hereto as set forth in Section 2 with respect to Unvested Shares which rights and obligations shall continue in full force and effect, this Agreement shall become null and void and shall be of no further force or effect immediately upon (i) the closing of the Company's Qualified Initial Public Offering, or (ii) written agreement between the Company and the Purchaser or his successor or assign. The term "Qualified Initial Public Offering" shall mean: (i) an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock of the Company but only if the aggregate proceeds (before deduction of any underwriting discounts, commissions or expenses) received by the Company from such public offering, at the offering price, shall equal or exceed $15,000,000; and (ii) each of the underwriters participating in such public offering shall be obligated to buy on a "firm commitment" basis all shares of capital stock of the Company which such underwriters shall have agreed to distribute.

11.  Section 83(b).
     -------------

     The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that it may be beneficial in many circumstances to elect to be taxed at the time Unvested Shares are purchased rather than when and as the Company's Buy-Back Option expires by filing an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days from the date of purchase.

     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE

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RESPONSIBILITY AND NOT THE COMPANY'S TO FILE IN A TIMELY MANNER THE ELECTION
UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF. IF THE PURCHASER FILES SUCH AN ELECTION, THE PURCHASER AGREES TO IMMEDIATELY FILE A COPY THEREOF WITH THE COMPANY.

12.  Lock Up.
     -------

     The Purchaser agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Purchaser (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

13.  Severability.
     ------------

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of the Agreement shall be severable and enforceable to the extent permitted by law.

14.  Waiver.
     ------

     Any provision contained in the Agreement may be waived in writing by the Board of Directors of the Company. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

15.  Binding Effect.
     --------------

     This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, executors, administrators, legal representatives, successors and assigns.

16.  No Rights to Employment.
     -----------------------

     Nothing contained in this Agreement shall be construed as giving the Purchaser any right to be retained a director of the Company.

17.  Notice.
     ------

     All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 17.

18.  Pronouns.
     --------

     Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural, and vice-versa.

19.  Entire Agreement.
     ----------------

     This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings relating to the subject matter of this Agreement.

20.  Amendment.
     ---------

     This Agreement may be amended or modified only by a written instrument executed by both the Company and the Purchaser.

21.  Construction.
     ------------

     This Agreement and all matters connected therewith shall be construed and all questions shall be determined by the Board of Directors of the Company acting in its sole discretion and the decisions of such Board shall be binding upon all interested parties.

22.  Governing Law.
     -------------

     This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first written above.

AltaVista Company                            PURCHASER


By:                                          By:
                                                  Purchaser Signature

Title:
                                                  Name of Purchaser

                                             Address:




Number of Shares Purchased:

Number of Shares Purchased which are Unvested Shares:

Purchase Price Per Share:

Aggregate Purchase Price:

Effective Date:

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